GE INSTITUTIONAL FUNDS

U.S. Equity Fund

Supplement dated May 29, 2012

To the U.S. Equity Fund Summary Prospectus dated January 28, 2012

Effective May 29, 2012, the GE Institutional – U.S. Equity Fund Summary Prospectus dated January 28, 2012 (the “Summary Prospectus”) is revised as follows:

U.S. Equity Fund

On page 3 of the Summary Prospectus, the sub-section entitled “Portfolio Managers” under the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser

David B. Carlson	1 year	Chief Investment Officer - U.S. Equities

Stephen V. Gelhaus	10 years	Senior Vice President

Paul C. Reinhardt	11 years	Senior Vice President

This Supplement should be retained with your Summary Prospectus for future reference.